UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Strategic Student & Senior Housing Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Strategic Student & Senior Housing Trust, Inc.

ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT STOCKHOLDER INFORMATION

Please vote promptly

VOTING IS QUICK AND EASY

Dear Stockholder:

We recently sent you proxy materials concerning important proposals regarding your investment, which will be considered at the Annual Meeting of Stockholders on June 23, 2023. This letter was sent to you because you held shares on the record date and we have not received your vote.

Your vote is critical to this process. Please vote prior to the Annual Meeting.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

John Strockis

CEO and President

Strategic Student & Senior Housing Trust, Inc.

Vote by one of these four options:

Vote Online Visit the website noted on the enclosed proxy card and follow the instructions	Vote by Mail Mail your signed proxy card(s) in the postage-paid envelope
Vote by Phone Call the toll-free number printed on the enclosed proxy card and follow the automated instructions. Available 7 days a week 24 hours a day.	Speak with a Proxy Specialist Call 1-888-916-1751 with any questions. Specialists can assist with voting. Available Mon-Fri from 9 a.m. – 11 p.m. ET and Sat from noon – 6 p.m. ET

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